                                 AMENDMENT NO. 4
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS R SHARES)

         The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 30, 2004, as follows:

Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS R SHARES)
                         (DISTRIBUTION AND SERVICE FEES)

         The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.

                                                 MINIMUM
                                                  ASSET
        AIM EQUITY FUNDS                          BASED         MAXIMUM          MAXIMUM
        ----------------                          SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES               CHARGE           FEE              FEE
                                                 --------       -------         ---------
        AIM Aggressive Growth Fund                0.25%          0.25%           0.50%
        AIM Blue Chip Fund                        0.25%          0.25%           0.50%
        AIM Capital Development Fund              0.25%          0.25%           0.50%
        AIM Charter Fund                          0.25%          0.25%           0.50%
        AIM Constellation Fund                    0.25%          0.25%           0.50%
        AIM Large Cap Basic Value Fund            0.25%          0.25%           0.50%
        AIM Large Cap Growth Fund                 0.25%          0.25%           0.50%
        AIM Mid Cap Growth Fund                   0.25%          0.25%           0.50%
        AIM Weingarten Fund                       0.25%          0.25%           0.50%

                                                 MINIMUM
                                                  ASSET
        AIM FUNDS GROUP                           BASED         MAXIMUM          MAXIMUM
        ---------------                           SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES               CHARGE           FEE              FEE
                                                 --------       -------         ---------
        AIM Balanced Fund                         0.25%          0.25%            0.50%
        AIM Basic Balanced Fund                   0.25%          0.25%            0.50%
        AIM Mid Cap Basic Value Fund              0.25%          0.25%            0.50%
        AIM Premier Equity Fund                   0.25%          0.25%            0.50%
        AIM Small Cap Equity Fund                 0.25%          0.25%            0.50%

                                                     MINIMUM
                                                      ASSET
        AIM GROWTH SERIES                             BASED         MAXIMUM          MAXIMUM
        -----------------                             SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                   CHARGE           FEE              FEE
                                                    --------        -------         ---------
        AIM Aggressive Allocation Fund                0.25%          0.25%           0.50%
        AIM Basic Value Fund                          0.25%          0.25%           0.50%
        AIM Conservative Allocation Fund              0.25%          0.25%           0.50%
        AIM Mid Cap Core Equity Fund                  0.25%          0.25%           0.50%
        AIM Moderate Allocation Fund                  0.25%          0.25%           0.50%
        AIM Small Cap Growth Fund                     0.25%          0.25%           0.50%

                                                     MINIMUM
                                                      ASSET
        AIM INTERNATIONAL MUTUAL FUNDS                BASED         MAXIMUM          MAXIMUM
        ------------------------------                SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                   CHARGE           FEE              FEE
                                                    --------        -------         ---------
        AIM European Growth Fund                      0.25%          0.25%            0.50%
        AIM International Growth Fund                 0.25%          0.25%            0.50%
        INVESCO International Core Equity Fund        0.25%          0.25%            0.50%

                                                     MINIMUM
                                                      ASSET
        AIM INVESTMENT FUNDS                          BASED         MAXIMUM          MAXIMUM
        --------------------                          SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                   CHARGE           FEE              FEE
                                                    --------        -------         ---------
        AIM Trimark Endeavor Fund                     0.25%          0.25%            0.50%
        AIM Trimark Fund                              0.25%          0.25%            0.50%
        AIM Trimark Small Companies Fund              0.25%          0.25%            0.50%


                                                     MINIMUM
                                                      ASSET
        AIM INVESTMENT SECURITIES FUNDS               BASED         MAXIMUM          MAXIMUM
        -------------------------------               SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                   CHARGE           FEE              FEE
                                                    --------        -------         ---------
        AIM Income Fund                               0.25%          0.25%            0.50%
        AIM Intermediate Government Fund              0.25%          0.25%            0.50%
        AIM Money Market Fund                         0.25%          0.25%            0.50%
        AIM Real Estate Fund                          0.25%          0.25%            0.50%
        AIM Short Term Bond Fund                      0.25%          0.25%            0.50%
        AIM Total Return Bond Fund                    0.25%          0.25%            0.50%

                                                     MINIMUM
                                                      ASSET
        AIM TREASURER'S SERIES TRUST                  BASED         MAXIMUM          MAXIMUM
        ----------------------------                  SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS R SHARES                   CHARGE           FEE              FEE
                                                    --------        -------         ---------
        INVESCO Stable Value Fund                     0.25%          0.25%            0.50%


All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: April 30, 2004


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